UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): August 4, 2017 (August 2, 2017)

E. I. du Pont de Nemours and Company

(Exact name of registrant as specified in its charter)

Delaware	1-815	51-0014090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

974 Centre Road
Wilmington, DE 19805

(Address of principal executive offices)(Zip Code)

(302) 774-1000

(Registrant’s telephone numbers, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.                           Entry into a Material Definitive Agreement

On August 2, 2017, E.I. du Pont de Nemours and Company (“DuPont”) and The Dow Chemical Company (“Dow”) received the final required regulatory approval and clearance in connection with the proposed merger of equals transaction of the two companies.

On August 4, 2017, in connection with the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 11, 2015, as amended on March 31, 2017, by and among Dow, DuPont, DowDuPont Inc. (f/k/a Diamond-Orion Holdco, Inc.) (“DowDuPont”), Diamond Merger Sub, Inc. (“Diamond Merger Sub”) and Orion Merger Sub, Inc. (“Orion Merger Sub”), the parties thereto entered into a definitive agreement (the “Closing Date Agreement”), pursuant to which the parties agreed that all conditions to the closing under the Merger Agreement have been satisfied and that the closing of the merger of equals transaction between Dow and DuPont will take place on August 31, 2017.

The foregoing description of the Closing Date Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Closing Date Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.                           Other Events.

On August 4, 2017, DuPont issued a joint press release with Dow (a copy of which is furnished herewith as Exhibit 99.1 and is incorporated by reference herein) in connection with the Closing Date Agreement announcing that the closing of the merger of equals transaction between DuPont and Dow will take place on August 31, 2017.

DuPont also notes that James Gallogly will not serve on the board or advisory committees of DowDuPont Inc., as Mr. Gallogly informed DuPont that he will be pursuing other opportunities that could present a conflict with service at DowDuPont Inc. Patrick J. Ward is expected to serve on the board of DowDuPont Inc.

Item 9.01                            Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

2.1	Letter Agreement, dated as of August 4, 2017, by and among E. I. du Pont de Nemours and Company, The Dow Chemical Company, DowDuPont Inc., Diamond Merger Sub, Inc. and Orion Merger Sub, Inc.

99.1	Joint Press Release, August 4, 2017, issued by E. I. du Pont de Nemours and Company and The Dow Chemical Company.

Cautionary Statement About Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Risks associated with the proposed merger are more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 declared effective by the SEC on June 9, 2016 (File No. 333-209869), as last amended, (the “Registration Statement”) in connection with the proposed merger. Neither Dow nor DuPont assumes any obligation to publicly provide revisions or updates to any forward-looking statements regarding the proposed merger, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)

	By:	/s/ Jeanmarie F. Desmond
	Name:	Jeanmarie F. Desmond
	Title:	Vice President and Controller

Date: August 4, 2017

E. I. DU PONT DE NEMOURS AND COMPANY

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Letter Agreement, dated as of August 4, 2017, by and among E. I. du Pont de Nemours and Company, The Dow Chemical Company, DowDuPont Inc., Diamond Merger Sub, Inc. and Orion Merger Sub, Inc.

99.1	Joint Press Release, August 4, 2017, issued by E. I. du Pont de Nemours and Company and The Dow Chemical Company.